SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):          AUGUST 13, 1997
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                              L. LURIA & SON, INC.
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             (Exact name of registrant as specified in its charter)

                                     FLORIDA
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                  (State or other jurisdiction of incorporation)

            1-8057                                       59-0620505
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(Commission File Number)                     (IRS Employer Identification No.)

                           5770 MIAMI LAKES DRIVE
                           MIAMI LAKES, FLORIDA                         33014
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               (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code        (305) 557-9000
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          (Former name or former address, if changed since last report)


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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         On August 13, 1997, the Company filed for relief under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code"). The petition was filed in the United States Bankruptcy Court for the Southern District of Florida and was assigned case number 97-16731-BKC-RAM. The Company is a debtor-in-possession under the Bankruptcy Code. A copy of the press release issued by the Company on August 13, 1997 reporting the filing is attached as an exhibit hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of Business Acquired.

                  Not Applicable.

         (b)      Pro Forma Financial Information.

                  Not Applicable.

         (c)      Exhibits

                  99.1 Press Release of the Company dated August 13, 1997.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  L. LURIA & SON, INC.

Dated:  August 18, 1997           By: /S/RACHMIL LEKACH
                                      ------------------------------------------
                                         Rachmil Lekach, Chief Executive Officer



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                                  EXHIBIT INDEX

EXHIBIT NUMBER                     DESCRIPTION
--------------        ---------------------------------------------------------
    99.1              Press Release of the Company dated August 13, 1997.